                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 15, 1999

                                FIFTH THIRD BANK
             (Exact name of registrant as specified in its charter)

            Ohio                       333-856                     31-0854433
(State or other jurisdiction         (Commission                 (IRS Employer
of incorporation)                   File Number)             Identification No.)

     38 Fountain Square Plaza, Cincinnati, Ohio                     45263
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (513) 579-5300

                                 Not Applicable
             (Former name or address, if changed since last report.)

Item 5.    Other Events

           None.

Item 7.    Financial Statements and Exhibits

           Exhibit 20 - Monthly Servicing Report

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       Fifth Third Bank
                                                       (Registrant)


March 26, 1999                                         /s/ Roger W. Dean
                                                       -------------------------
                                                       Roger W. Dean, Controller